UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 10, 2018 (September 10, 2018)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other Jurisdiction of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Air Brake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On September 10, 2018, Westinghouse Air Brake Technologies Corporation (“Wabtec”) provided supplemental information regarding the proposed transaction with General Electric Company (“GE”) pursuant to which (and subject to the terms and conditions of) Wabtec and GE’s transportation business will be combined, in connection with a presentation to investors. A copy of the investor presentation is attached hereto as Exhibit 99.9 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.9, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events

As previously announced, on May 20, 2018, (i) Wabtec , GE, Transportation Systems Holdings Inc. (“SpinCo”), which is a wholly owned subsidiary of GE, and Wabtec US Rail Holdings, Inc. (“Merger Sub”), which is a wholly owned subsidiary of Wabtec, entered into an Agreement and Plan of Merger (the “Merger Agreement”) and (ii) Wabtec, GE, SpinCo and Wabtec US Rail, Inc. (the “Direct Sale Purchaser”), which is a wholly owned subsidiary of Wabtec, entered into a Separation, Distribution and Sale Agreement (the “Separation Agreement”), which together provide for the combination of Wabtec and GE’s transportation business (“GE Transportation”), which is a carve-out business of GE, through a modified Reverse Morris Trust transaction structure (collectively, the “Transactions”).

The consummation of the Transactions is subject to a number of conditions, including:

•	the approval by Wabtec’s stockholders of the issuance of shares of Wabtec’s common stock in the Transactions;
•	the approval by Wabtec’s stockholders of an amendment to Wabtec’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200 million to 500 million;
•	the termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;
•	the taking, making or obtaining of all material actions by, consents or approvals of, or in respect of or filings with any governmental authority required to permit the Transactions;
•
the effectiveness under the Securities Act of (i) SpinCo’s registration statement on such Form(s) as shall be required under applicable U.S. Securities and Exchange Commission (“SEC”) rules in connection with the distribution of SpinCo shares by GE and (ii) Wabtec’s registration statement on Form S-4 in connection with the Transactions, and , in each case, the absence of any stop order issued by the SEC or any pending proceeding before the SEC seeking a stop order with respect thereto;

•	the receipt by Wabtec and GE of certain tax opinions;
•	the receipt by GE of the purchase price payable under the Separation Agreement;
•	the completion of the various transaction steps contemplated by the definitive agreements with respect to the Transactions; and
•	other customary conditions.

Audited Annual Financial Information of GE Transportation

The following audited combined financial statements of GE Transportation, together with the report of the independent registered public accounting firm thereon and the notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Combined Statement of Earnings for the Years Ended December 31, 2017, 2016 and 2015;
•	Combined Statement of Comprehensive Income for the Years Ended December 31, 2017, 2016 and 2015;
•	Combined Statement of Changes in Equity for the Years Ended December 31, 2017, 2016 and 2015;
•	Combined Statement of Financial Position as of December 31, 2017 and 2016; and
•	Combined Statement of Cash Flows for the Years Ended December 31, 2017, 2016 and 2015.

Also attached hereto, as Exhibit 23.1, is the consent of KPMG LLP, the independent registered public accounting firm of GE Transportation, related to the above referenced audited combined financial statements of GE Transportation filed as Exhibit 99.1 to this Current Report on Form 8-K.

Unaudited Interim Financial Information of GE Transportation

The following unaudited condensed combined financial statements of GE Transportation, together with the independent auditors’ review report thereon and the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Condensed Combined Statement of Earnings (Unaudited) for the Six Months Ended June 30, 2018 and 2017;
•	Condensed Combined Statement of Comprehensive Income (Unaudited) for the Six Months Ended June 30, 2018 and 2017;
•	Condensed Combined Statement of Changes in Equity (Unaudited) for the Six Months Ended June 30, 2018 and 2017;
•	Condensed Combined Statement of Financial Position (Unaudited) as of June 30, 2018 and December 31, 2017; and
•	Condensed Combined Statement of Cash Flows (Unaudited) for the Six Months Ended June 30, 2018 and 2017.

Also attached hereto, as Exhibit 15.1, is the awareness letter of KPMG LLP, the independent registered public accounting firm of GE Transportation, related to the above referenced unaudited condensed combined financial statements of GE Transportation filed as Exhibit 99.2 to this Current Report on Form 8-K.

Unaudited Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statements combining the historical consolidated financial position and results of operations of Wabtec and its subsidiaries and GE Transportation and its subsidiaries, as an acquisition by Wabtec, together with the notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Pro Forma Condensed Combined Statement of Income (Unaudited) for the Twelve Months Ended December 31, 2017;
•	Pro Forma Condensed Combined Statement of Income (Unaudited) for the Six Months Ended June 30, 2018;
•	Pro Forma Condensed Combined Balance Sheet (Unaudited) as of June 30, 2018.

Supplemental Guarantor Information Pursuant to Rule 3-10 of Regulation S-X

As previously announced, effective June 8, 2018, that certain Second Amended and Restated Refinancing Credit Agreement, dated as of June 22, 2016 (as amended, the “Prior Credit Agreement”) by and among Wabtec and Wabtec Coöperatief U.A., as borrowers, certain subsidiaries of Wabtec, as guarantors, the lenders party thereto, PNC Bank, National Association, as Administrative Agent, and the other parties thereto was terminated, all outstanding loans thereunder repaid and all obligations thereunder released and terminated. Also on June 8, 2018, Wabtec, and certain other subsidiaries of Wabtec entered into a Credit Agreement, (the “Credit Agreement”), by and among Wabtec and Wabtec Coöperatief U.A., as borrowers, the other borrowing subsidiaries party thereto from time to time, the lenders party thereto from time to time, PNC Bank, National Association, as Administrative Agent, and the other parties thereto. Wabtec’s obligations under the Credit Agreement have been guaranteed by the following subsidiaries of Wabtec (the “Guarantors”): Schaefer Equipment, Inc., Standard Car Truck Company, RFPC Holding Corp., Wabtec Holding Corp., Wabtec Railway Electronics Holdings, LLC and Workhorse Rail, LLC.

Under the terms of the indentures governing Wabtec’s 3.450% senior notes due 2026 (the “2026 notes”) and 4.375% senior notes due 2023 (the “2023 notes” and, together with the 2026 notes, the “senior notes”), Wabtec’s payment obligations under the senior notes are fully and unconditionally guaranteed, jointly and severally, by each of the Guarantors.

Pursuant to Rule 3-10 of Regulation S-X, Wabtec is recasting in Exhibit 99.4 to this Current Report on Form 8-K Note 21 (“Note 21”) to the Notes to Consolidated Financial Statements at December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 in Part II, Item 8. Financial Statements and Supplementary Data of Wabtec’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “Annual Report”).

Certain Accounting Standards Updates

Wabtec has also recently adopted certain accounting standard updates that require retrospective application to certain sections of the Annual Report as described below. Wabtec adopted Accounting Standards Update 2017-07, “Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost” (“ASU 2017-07”) and ASU 2016-18 “Statement of Cash Flows (Topic 230): Restricted Cash” (“ASU 2016-18”).

ASU 2017-07 is intended to improve the presentation of net periodic pension cost and net periodic post-retirement benefit cost in an entity’s financial statements by requiring that the service cost component be disaggregated from other components of net benefit costs and presented in the same line item or items as other compensation costs for the employees. Additionally, only the service cost component of net benefit cost is eligible for capitalization when applicable.

ASU 2016-18 requires that amounts described as restricted cash or restricted cash equivalents must be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.

In connection with the recasting of Note 21, Wabtec is also taking this opportunity to recast in Exhibit 99.4 to this Current Report on Form 8-K the Consolidated Financial Statements at December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 (Notes 2, 4, 8, 13, 20, 22 and 23) in Part II, Item 8. Financial Statements and Supplementary Data of the Annual Report to give effect to the adoption of the accounting standards updates described above.

Wabtec is updating in Exhibit 99.5 to this Current Report on Form 8-K Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Annual Report to reflect the changes in the Consolidated Financial Statements described above.

Wabtec is updating in Exhibit 99.6 to this Current Report on Form 8-K Part II, Item 6. Selected Financial Data of the Annual Report solely to reflect the changes in the Consolidated Financial Statements described above.

Also attached hereto, as Exhibit 23.2 and Exhibit 23.3, is the consent of Ernst & Young LLP, the independent registered public accounting firm of Wabtec, and the consent of PricewaterhouseCoopers Audit, an independent registered public accounting firm, respectively, related to the above referenced audited consolidated financial statements of Wabtec filed as Exhibit 99.4 to this Current Report on Form 8-K.

This Current Report on Form 8-K does not modify or update the consolidated financial statements of Wabtec included in the Annual Report nor does it reflect any subsequent information or events, other than for the changes to the supplemental guarantor subsidiaries financial information and for the accounting standards updates described above.

Computation of Ratios of Earnings to Fixed Charges

Wabtec’s computation of its historical consolidated ratio of earnings to fixed charges for each of the years ended December 31, 2017, 2016, 2015, 2014 and 2013, and the six month period ended June 30, 2018 is filed as Exhibit 12.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Information Related to GE Transportation and Risks Relating to Wabtec Following the GE Transportation Transaction

Included in this Current Report on Form 8-K as Exhibit 99.7 is information related to GE Transportation’s business and operations, including Management’s Discussion and Analysis of Financial Condition and Results of Operations for GE Transportation.

In addition, included in this Current Report on Form 8-K as Exhibit 99.8 is information related to certain risks related to the Transactions and risks related to Wabtec, including GE Transportation, after the Transactions.

Additional Information and Where to Find It

In connection with the proposed transaction between GE and Wabtec, SpinCo will file with the SEC a registration statement on Form S-4/S-1 containing a prospectus or a registration statement on Form 10 and Wabtec will file with the SEC a registration statement on Form S-4 and a proxy statement on Schedule 14A. If the transaction is effected via an exchange offer, GE will also file with the SEC a Schedule TO with respect thereto. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents GE, Wabtec and/or SpinCo may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, AND OTHER DOCUMENTS FILED BY GE, WABTEC OR SPINCO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these materials and other documents filed with the SEC by GE, Wabtec and/or SpinCo through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by GE, Wabtec and/or SpinCo with the SEC from the respective companies by directing a written request to GE and/or SpinCo at General Electric Company, 41 Farnsworth Street, Boston, Massachusetts 02210 or by calling 617-443-3400, or to Wabtec at Wabtec Corporation, 1001 Air Brake Avenue, Wilmerding, PA 15148 or by calling 412-825-1543.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. GE, Wabtec, SpinCo, their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from shareholders of Wabtec in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the relevant materials when filed with the SEC. Information regarding the directors and executive officers of GE is contained in GE’s proxy statement for its 2018 annual meeting of stockholders, filed with the SEC on March 23, 2018, its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 23, 2018, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which was filed with the SEC on May 1, 2018, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, which was filed with the SEC on July 27, 2018, and certain of its Current Reports filed on Form 8-K. Information regarding the directors and executive officers of Wabtec is contained in Wabtec’s proxy statement for its 2018 annual meeting of stockholders, filed with the SEC on April 5, 2018, its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 26, 2018, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 which was filed with the SEC on May 4, 2018, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, which was filed on July 31, 2018 and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between GE and Wabtec. All statements, other than historical facts, including statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, including future financial and operating results, the tax consequences of the proposed transaction, and the combined company’s plans, objectives, expectations and intentions; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Wabtec may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by GE or Wabtec, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of GE, Wabtec and SpinCo; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of the combined company; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions; (13) actions by third parties, including government agencies; and (14) other risk factors as detailed from time to time in GE’s and Wabtec’s reports filed with the SEC, including GE’s and Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither GE nor Wabtec undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

12.1	Statement Regarding Computation of Ratios of Earnings to Fixed Charges

15.1	Awareness Letter of KPMG LLP

23.1	Consent of KPMG LLP

23.2	Consent of Ernst & Young LLP

23.3	Consent of PricewaterhouseCoopers Audit

99.1
Audited combined financial statements of GE Transportation as of December 31, 2017 and 2016, and for the three years ended December 31, 2017, including the report of the independent registered public accounting firm thereon, and the notes thereto

99.2
Unaudited condensed combined financial statements of GE Transportation as of June 30, 2018 and for the six months ended June 30, 2018 and 2017, including the review report of the independent registered public accounting firm thereon, and the notes thereto

99.3	Unaudited pro forma condensed combined financial information

99.4
Audited consolidated financial statements of Wabtec as of December 31, 2017 and 2016, and for the three years ended December 31, 2017, including the reports of the independent registered public accounting firms thereon, and the notes thereto

99.5
Updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Westinghouse Air Brake Technologies Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017

99.6	Updated Part II, Item 6. Selected Financial Data, from Westinghouse Air Brake Technologies Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017

99.7	Information related to GE Transportation’s business and operations, including Management’s Discussion and Analysis of Financial Condition and Results of Operations for GE Transportation

99.8	Information related to certain risks related to the Transactions and risks related to Wabtec, including GE Transportation, after the Transactions

99.9	Investor Presentation

101	The financial statements of Wabtec, and notes thereto, included in this Current Report on Form 8-K formatted in eXtensible Business Reporting Language (XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Wabtec has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ Patrick D. Dugan

Patrick D. Dugan
Executive Vice President and Chief Financial Officer

Date: September 10, 2018